                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 29, 2007
                                                           ------------

                              --------------------

                             EVERLAST WORLDWIDE INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                   0-25918                    13-3672716
            --------                   -------                    ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)

1350 BROADWAY, SUITE 2300, NEW YORK, NEW YORK                           10018
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  (Address of Principal Executive Offices)                            (Zip Code)

        Registrant's telephone number, including area code (212) 239-0990
                                                           --------------

                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            CERTAIN OFFICERS.

      On May 29, 2007, Everlast Worldwide Inc. (the "Company") entered into an amendment to its employment agreement with Seth A. Horowitz (the "Agreement")
pursuant to which the Company deleted a provision added in the First Amendment to the Agreement limiting certain payments following a change in control, which addition the Employer and the Employee believe to have been inconsistent with the intent of the parties. A copy of the Agreement is attached hereto as Exhibit
99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

Exhibit Number    Description
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99.1              Third Amendment to Employment Agreement, dated May 29, 2007, by and between Everlast Worldwide Inc. and Seth A. Horowitz

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                         (Registrant)
Date: May 30, 2007
                                    By: /s/ Gary J. Dailey
                                        ----------------------------------------
                                    Name:  Gary J. Dailey
                                    Title: Chief Financial Officer